                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE


In re: AMERICAN CLASSIC VOYAGES CO.                   Case Number: 01-10954(EIK)
--------------------------------------------------------------------------------




                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


--------------------------------------------------------------------------------
In re:AMERICAN CLASSIC VOYAGES CO.                         Case No:01-10954(EIK)


                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                     ATTACHED
NAME OF SCHEDULE                                     (YES/NO)        ASSETS              LIABILITIES
----------------                                     --------        ------              -----------
A.  Real Property                                      Yes         $          0.00
B.  Personal Property                                  Yes         $477,100,404.13
C.  Property Claimed As Exempt                         No
D.  Creditors Holding Secured Claims                   Yes                               $          0.00
E.  Creditors Holding Unsecured Priority Claims        Yes                               $     20,418.28
F.  Creditors Holding Unsecured Nonpriority Claims     Yes                               $395,167,054.54
G.  Executory Contracts and Unexpired Leases           No
H.  Codebtors                                          No

EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)             No
J.  Current Expenditure of Individual Debtor(s)        No

         TOTALS                                                    $477,100,404.13       $395,187,472.82

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
----------------------------                                    --------------
        Debtor                                                     Case No.

                           SCHEDULE A - REAL PROPERTY


         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."


         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
----------------------------                                    --------------
        Debtor                                                     Case No.



                           SCHEDULE A - REAL PROPERTY



                                                      Net Book Value
                                                      of Debtor's Interest
                                                      in Property, Without
Description and Location    Nature of Debtor's        Deducting any Secured      Amount of
of Property                 Interest in Property      Claim or Exemption         Secured Claim
-----------                 --------------------      ------------------         -------------

-None-

                             Total Debtor -

                       Total -

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
----------------------------                                    --------------
        Debtor                                                     Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.


         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: AMERICAN CLASSIC VOYAGES CO.                   Case No: 01-10954 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY



                                                                                      DESCRIPTION AND LOCATION    NET BOOK
TYPE OF PROPERTY                                                             NONE     OF PROPERTY                   VALUE
----------------                                                             ----     -------------------------   ----------

1.  Cash on hand.                                                              X       NONE                            $0.00

2.  Checking, savings or other financial accounts, certificates                        SEE EXHIBIT-B2         $10,343,585.40
    $10,343,585.40 of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilities, telephone                                 SEE EXHIBIT-B3             $20,000.00
     companies, landlords and others.

4.  Household goods and furnishings, including audio, video                    X       NONE                            $0.00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                            SEE EXHIBIT-B5                  $0.00
    coin, record, tape, compact disc and other collections or
    collectibles.

6.  Wearing apparel.                                                           X       NONE                            $0.00

7.  Furs and jewelry.                                                          X       NONE                            $0.00

8.  Firearms and sports, photographic and other hobby                          X       NONE                            $0.00
    equipment.

9.  Interests in insurance policies. Name of insurance                         X       NONE                            $0.00
    company of each policy and itemize surrender or refund value of each.

10. Annuities. Itemize and name each issuer.                                   X       NONE                            $0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit                 X       NONE                               $0
    .00 sharing plan.

12. Stock and interest in incorporated and unincorporated                              SEE EXHIBIT-B12        $48,208,097.23
    businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                  DESCRIPTION AND LOCATION        NET BOOK
TYPE OF PROPERTY                                                    NONE          OF PROPERTY                     VALUE
----------------                                                    ----          ------------------------ -      --------
13.  Interest in partnerships or joint ventures.                      X           NONE                                   $0.00

14.  Government and corporate bonds and other negotiable              X           NONE                                   $0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                         SEE EXHIBIT-B15              $414,291,107.66

16.  Alimony, maintenance, support and property settlements           X           NONE                                   $0.00
      to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                   SEE EXHIBIT-B17                        $0.00

18.  Equitable future interests, life estates, and rights or          X           NONE                                   $0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a             X           NONE                                   $0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                    SEE EXHIBIT-B20                  $154,905.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                         SEE EXHIBIT-B21                   $81,420.64

22.  Licenses, franchises and other general intangibles.              X           NONE                                   $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:AMERICAN CLASSIC VOYAGES CO.                    Case No:  01-10954 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                    DESCRIPTION AND LOCATION           NET BOOK
            TYPE OF PROPERTY                                    NONE                OF PROPERTY                          VALUE
            ----------------                                    ----                ------------------------           ---------
23.  Automobiles, trucks, trailers and other vehicles and        X                  NONE                                    $0.00
     accessories.

24.  Boats, motors and accessories.                              X                  NONE                                    $0.00

25.  Aircraft and accessories.                                   X                  NONE                                    $0.00

26.  Office equipment, furnishings and supplies.                                    SEE EXHIBIT-B26                     $1,868.85

27.  Machinery, fixtures, equipment and supplies used in                            SEE EXHIBIT-B27                   $118,343.78
     business.

28.  Inventory.                                                                     SEE EXHIBIT-B28                         $0.00

29.  Animals.                                                    X                  NONE                                    $0.00

30.  Crop - growing or harvested.                                X                  NONE                                    $0.00

31.  Farm equipment and implements.                              X                  NONE                                    $0.00

32.  Farm supplies, chemicals and feed.                          X                  NONE                                    $0.00

33.  Other personal property of any kind not already listed.                        SEE EXHIBIT-B33                 $3,881,075.57

                                    TOTAL:                                                                        $477,100,404.13

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE                  Page 1 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID         DESCRIPTION                                     LOCATION                                        NET BOOK VALUE
--------         -----------                                     --------                                        --------------
89              AMCV DEFERRED COMPENSATION                       BANK ONE                                               $0.00
                ACCOUNT NUMBER 1590101554                        221 WEST SIXTH STREET
                                                                 AUSTIN, TX 78701

64              AMCV DENTAL BENEFITS                             CHASE (JP MORGAN CHASE & CO.)                          $0.00
                ACCOUNT NUMBER 002-2-426530                      140 E. 45TH STREET, 23RD FLOOR
                                                                 NEW YORK, NY 10017

101             AMCV EMPLOYEE STOCK PURCHASE PLAN                LASALLE BANK                                           $0.00
                ACCOUNT NUMBER 5800015140                        135 SOUTH LASALLE STREET
                                                                 CHICAGO, IL 60603

100             AMCV INSURANCE                                   LASALLE BANK                                           $0.00
                ACCOUNT NUMBER 5800021411                        135 SOUTH LASALLE STREET
                                                                 CHICAGO, IL 60603

63              AMCV MEDICAL BENEFITS                            CHASE (JP MORGAN CHASE & CO)                           $0.00
                ACCOUNT NUMBER 002-2-426522                      140 E. 45TH STREET, 23RD FLOOR
                                                                 NEW YORK, NY 10017

98              AMERICAN CLASSIC VOYAGE CO. MASTER ACCOUNT       LASALLE BANK                                       $6,452.05
                ACCOUNT NUMBER 2355464                           135 SOUTH LASALLE STREET
                                                                 CHICAGO, IL 60603

99              AMERICAN CLASSIC VOYAGE CO. PAYROLL              LASALLE BANK                                      $21,499.29
                ACCOUNT NUMBER 2369368                           135 SOUTH LASALLE STREET
                                                                 CHICAGO, IL 60603

107             AMERICAN CLASSIC VOYAGES - PAC                   LASALLE BANK                                       $7,065.91
                ACCOUNT NUMBER 2355882                           135 SOUTH LASALLE STREET
                                                       CHICAGO, IL 60603

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 2 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID         DESCRIPTION                        LOCATION                                        NET BOOK VALUE
--------         -----------                        --------                                        --------------
 72              AMERICAN CLASSIC VOYAGES CO.       CREDIT SUISSE ASSET MANAGEMENT                   $10,308,231.00
                 ACCOUNT NUMBER 247003452           466 LEXINGTON AVENUE, 15TH FLOOR
                                                    NEW YORK, NY 10017-3140

 74              AMERICAN CLASSIC VOYAGES           GOLDMAN SACHS & CO.                                       $0.00
                 ACCOUNT NUMBER 020-53613-2         4900 SEARS TOWER
                                                    CHICAGO, IL 60606

 77              AMERICAN CLASSIC VOYAGES           MERRILL LYNCH                                             $0.00
                 ACCOUNT NUMBER 318-3271750-7       5500 SEARS TOWER, 55TH FLOOR
                                                    CHICAGO, IL 60606

 73              AMERICAN CLASSIC VOYAGES           CONIFER SECURITIES                                      $337.15
                 ACCOUNT NUMBER 330-50683 1-8       909 MONTGOMERY STREET, SUITE 600
                                                    SAN FRANCISCO, CA 94133
                                                                                                     --------------
                                                                TOTAL                                $10,343,585.40
                                                                                                     ==============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 3 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B3

ASSET ID         DESCRIPTION                        LOCATION                                        NET BOOK VALUE
--------         -----------                        --------                                        --------------
473              UTILITY DEPOSIT                    ENTERGY (ELECTRICITY)                           $20,000.00
                 ACCOUNT# 418216                    P.O. BOX 61966
                                                    NEW ORLEANS, LA  70167
                                                                                                    ----------
                                           TOTAL                                                    $20,000.00
                                                                                                    ==========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 4 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

ASSET ID         DESCRIPTION                        LOCATION                                        NET BOOK VALUE
--------         -----------                        --------                                        --------------
 530
                                                                                                      -----
                                      TOTAL                                                           $0.00
                                                                                                      =====

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 5 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B12

ASSET ID         DESCRIPTION                        LOCATION                                        NET BOOK VALUE
--------         -----------                        --------                                        --------------
275             INVESTMENT IN SUBSIDIARIES          AMCV CRUISE OPERATIONS, INC.                     $48,208,097.23
                                                                                                     --------------
                                           TOTAL                                                     $48,208,097.23
                                                                                                     ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 6 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
311              INTERCOMPANY RECEIVABLES           AMCV CRUISE OPERATIONS, INC.                       $76,218,622.07

313              INTERCOMPANY RECEIVABLES           AMERICAN HAWAIIAN PROPERTIES CORPORATION            $2,460,280.18

315              INTERCOMPANY RECEIVABLES           CAT II, INC.                                       $18,750,079.01

590              INTERCOMPANY RECEIVABLES           CRUISE AMERICA TRAVEL, INC.                           $393,883.30

493              INTERCOMPANY RECEIVABLES           DELTA QUEEN COASTAL VOYAGES, L.L.C.                   $934,299.38

316              INTERCOMPANY RECEIVABLES           DQSB II, INC.                                          $22,836.06

317              INTERCOMPANY RECEIVABLES           GREAT HAWAIIAN CRUISE LINE, INC.                    $3,585,960.47

591              INTERCOMPANY RECEIVABLES           GREAT INDEPENDENCE SHIP CO.                        $25,048,066.36

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                  Page 7 of 14




In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
318              INTERCOMPANY RECEIVABLES            GREAT RIVER CRUISE LINE, LLC                        $5,164,613.57

319              INTERCOMPANY RECEIVABLES            OCEAN DEVELOPMENT CO.                             $206,279,086.33

321              INTERCOMPANY RECEIVABLES            OCEANIC SHIP CO.                                   $41,594,219.38

322              INTERCOMPANY RECEIVABLES            PROJECT AMERICA SHIP I, INC.                        $1,793,166.15

323              INTERCOMPANY RECEIVABLES            PROJECT AMERICA SHIP II, INC.                      $27,241,846.63

324              INTERCOMPANY RECEIVABLES            THE DELTA QUEEN STEAMBOAT CO.                       $4,804,148.77

                                                                                                       ---------------
                                             TOTAL                                                     $414,291,107.66
                                                                                                       ===============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 8 of 14



In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B17

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
551
                                                                                                        -----
                                     TOTAL                                                              $0.00
                                                                                                        =====


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 9 of 14



In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------

227             TAX REFUND FEDERAL                  AMERICAN CLASSIC VOYAGES CO. AND                    $154,905.00
                                                    SUBSIDIARIES
                                                                                                        -----------
TOTAL                                                                                                   $154,905.00
                                                                                                        ===========


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 10 of 14


In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
490             MISCELLANEOUS TRADEMARKS            VARIOUS                                             $81,420.64
                                                                                                        ----------
                                         TOTAL                                                          $81,420.64
                                                                                                        ==========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE              Page 11 of 14



In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B26

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
2                FURNITURE & FIXTURES               2 NORTH RIVERSIDE PLAZA, SUITE 200                  $1,868.85
                                                    CHICAGO, IL 60606
                                                                                                        ---------
                                        TOTAL                                                           $1,868.85
                                                                                                        =========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE              Page 12 of 14



In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B27

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------

3                COMPUTER HARDWARE                  2 NORTH RIVERSIDE PLAZA, SUITE 200                  $118,343.78
                                                    CHICAGO, IL 60606
                                                                                                        -----------
                                      TOTAL                                                             $118,343.78
                                                                                                        ===========


                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                Page 13 of 14



In re: AMERICAN CLASSIC VOYAGES CO.                     Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
580
                                                                                                        -----
                                       TOTAL                                                            $0.00
                                                                                                        =====

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                Page 14 of 14




In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID         DESCRIPTION                        LOCATION                                           NET BOOK VALUE
--------         -----------                        --------                                          --------------
1                LEASEHOLD IMPROVEMENTS              2 NORTH RIVERSIDE PLAZA, SUITE 200                  $362,134.14
                                                     CHICAGO, IL 60606

492              RENT CREDIT                         CHICAGO                                             $109,986.54

491              UNAMORTIZED DEFERRED LOAN COST      VARIOUS                                           $3,408,954.89
                                                                                                       -------------
                                                                 TOTAL                                 $3,881,075.57
                                                                                                       =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK)
-------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS


Creditor's Name and                         Claim was incurred on or            Contingent               Amount        Unsecured
Mailing Address                             before the date listed below.                               of Claim       Portion.
Including Zip Code                          If claim is subject to                   Unliquidated                      If Any
                                            setoff, so state.
                                                                                          Disputed
                                            Date                 Amount
                                                                                               Co-Debt
Sub Schedule                                SECURED BANK DEBT
IBM CREDIT CORP                                                                       X
NORTH CASTLE DRIVE
                                           EQUIPMENT LEASE
ARMONK NY  10504                           OFFICE EQUIPMENT LEASE AND SECURED
                                           FINANCING
Creditor: 14466 - 05


                                                                                                          Unliquidated    Unknown
NATIONAL CITY LEASING CORPORATION                                                     X
101 SOUTH FIFTH STREET
LOUISVILLE  KY  40404                      EQUIPMENT LEASE DATED 10/29/99
Creditor: 126845 - 27                      OFFICE EQUIPMENT LEASE AND
                                           SECURED FINANCING

                                                                                                          Unliquidated    Unknown
    Total Sub Schedule:                                                                                    $0.00           $0.00
      Total Schedule D:                                                                                    $0.00           $0.00

                                           Page 1 of 1